                                  $10,000,000
                  10% Convertible Subordinated Notes Due 2003

                             IAT MULTIMEDIA, INC.

                            UNDERWRITING AGREEMENT

Royce Investment Group, Inc.                              _____________, 1998
199 Crossways Park Drive
Woodbury, New York 11797

                  IAT Multimedia, Inc., a Delaware corporation ( "IAT" or the "Company"), proposes to issue and sell to Royce Investment Group, Inc. (the "Underwriter" or "you"), an aggregate of $10,000,000 principal amount of the Company's 10% Convertible Subordinated Notes due 2003 (the "Notes") to be issued pursuant to the provisions of an indenture dated as of the date hereof (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"). The Notes will be convertible into shares (the "Underlying Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), at the holder's option at any time after ________, 1999 and prior to the close of business on ___________, 2003 ("the Maturity Date"), at a conversion price of $______ per share (the "Conversion Price"). In addition, IAT proposes to grant to the Underwriter the option referred to in Section 2(b) to purchase all or any part of an additional aggregate of $1,500,000 principal amount of Notes. The term "Underlying Shares" as used herein shall also include the shares of Common Stock issuable by the Company as payment of the Excess Interest Amount (as defined in the Indenture).

                  The $10,000,000 aggregate principal amount of Notes are hereafter referred to as the "First Notes" and the additional $1,500,000 aggregate principal amount of Notes are hereafter referred to as the "Option Notes." The First Notes together with the Option Notes are hereafter referred to as the "Notes."

                  You have advised IAT that you desire to purchase the Notes. IAT confirms the agreements made by it with respect to the purchase of the Notes by you, as follows:

                  1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriter that:

                            (a) A registration statement (File No. 333-41835)
on Form S-1 relating to the public offering of the Notes, including a form of prospectus subject to completion, copies of which have heretofore been delivered to you, has been prepared by IAT in conformity with the applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Act and the Trust Indenture Act, and has been filed with the Commission under the Act, and one or more amendments to such registration statement may have been so filed. For purposes hereof, "Rules and Regulations" means the rules and regulations adopted by the Commission under the Act or the Trust Indenture Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable. After the execution of this Agreement, IAT will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (A) if IAT relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Notes that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) under the Act or (B) if IAT does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act and in the case of either clause (i)(A) or (i)(B) of this sentence, as have been provided to and approved by the Underwriter prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Underwriter prior to the execution of this Agreement.

                  As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined), if the Company has filed or files a registration statement under Rule 462(b) of the Rules and Regulations ("Rule 462(b)") to register additional Notes (a "462(b) Registration Statement"), then the term "Registration Statement" shall be deemed to include the 462(b) Registration Statement, the term "Preliminary Prospectus" means each prospectus subject to completion filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); the term "Prospectus" means (A) if IAT relies on Rule 434 under the Act, the Term Sheet relating to the Notes that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements; (B) if IAT does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or (C) if IAT does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, such term means the prospectus included in the Registration Statement; except that if such registration statement or prospectus is amended or such prospectus is supplemented, after the effective date of such registration statement and prior to the Option Closing Date (as hereinafter defined), the terms "Registration Statement" and "Prospectus" shall include such registration statement and prospectus as so amended, and the term "Prospectus" shall include the prospectus as so supplemented, or both, as the case may be; and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.




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                            (b) The Commission has not issued any order
preventing or suspending the use of any Preliminary Prospectus or the qualification of the Trustee. At the time the Registration Statement becomes effective and at all times subsequent thereto up to and on the Closing Date (as hereinafter defined) or the Option Closing Date, as the case may be, (i) the Registration Statement and Prospectus will in all respects conform to the applicable requirements of the Act, the Trust Indenture Act and the Rules and Regulations; and (ii) neither the Registration Statement nor the Prospectus will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make statements therein not misleading; provided, however, that IAT makes no representations, warranties or agreements as to information contained in or omitted from the Registration Statement or Prospectus in reliance upon, and in conformity with, written information furnished to IAT by or on behalf of the Underwriter specifically for use in the preparation thereof. It is understood that the statements set forth in the Prospectus in the last paragraph on the front cover, on page 2 with respect to stabilization, under the heading "Underwriting" and the identity of counsel to the Underwriter under the heading "Legal Matters" constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Registration Statement and Prospectus, as the case may be.

                            (c) IAT is subject to Section 13 or 15(d) of the
Exchange Act. All documents filed with the Commission by IAT since March 26, 1997, when they were filed with the Commission (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied, and all documents or amendments thereto hereafter filed with the Commission will at the time of such filing comply, in all material respects with the requirements of the Exchange Act and the Rules and Regulations, as applicable. Any documents filed with the Commission subsequent to the date of the Prospectus shall, when filed with the Commission, conform in all material respects to the requirements of the Exchange Act and the Rules and Regulations, as applicable.

                            (d) Each of IAT, FSE Computer-Handel GmbH & Co. KG
("FSE"), FSE Computer-Handel Verwaltungs GmbH ("Handel"), IAT AG ("IAT AG") and IAT Deutschland GmbH Interactive Media Systeme ("IAT Germany" and together with FSE, Handel and IAT AG, the "Subsidiaries"), has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, as the case may be, with full power and authority, corporate and other, to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business as a foreign corporation, limited liability company or limited partnership, as the case may be, and is in good standing in all other jurisdictions in which the nature of its business or the character or location of its properties requires such qualification, except where failure to so qualify will not materially affect IAT's and the Subsidiaries', business, properties or financial condition, taken as a whole.

                            (e) The authorized, issued and outstanding capital
stock of IAT as of September 30, 1997 is as set forth in the Prospectus under "Capitalization"; the shares of issued and outstanding capital stock of IAT set forth thereunder have been duly authorized, validly issued and are fully paid and non-assessable; and except as set forth in the Prospectus, no options, warrants, or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any shares of capital stock of IAT have been granted or entered into by IAT; and the capital stock conforms to all statements relating thereto contained in the Registration Statement and Prospectus.

                            (f) The Notes will be issued pursuant to the terms
and conditions of the Indenture, and the Indenture will conform in all material respects to the description thereof contained in the Registration Statement. At the Closing Date, the Indenture will conform to the requirements of the Trust Indenture Act and the Rules and Regulations applicable to an indenture which is qualified thereunder. The Notes have been duly authorized, and when validly authenticated, issued, delivered and paid for in the manner contemplated by the Indenture, will be duly authorized, validly issued, fully paid and non-assessable and free of outstanding obligations of the Company and entitled to the benefits of the Indenture. Neither the filing of the Registration Statement nor the offering or sale of the Notes as contemplated in this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock, except as described in the Registration Statement. The Underlying Shares and the Shares of Common Stock issuable upon the exercise of the Stock Purchase Warrant (as hereinafter defined) have been reserved for issuance upon the conversion of the Notes or upon payment of the Excess Interest Amount and the exercise of the Stock Purchase Warrant, respectively, and upon such issuance, will be duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights and no personal liability will attach to the ownership thereof.

                            (g) The Company has full corporate right, power
and authority to authorize, issue, deliver and sell the Notes and the Stock Purchase Warrant, to enter into this Agreement, the Indenture, the pledge and escrow agreement between IAT and the Trustee ("Escrow Agreement") and the Merger and Acquisition Agreement between the Company and you (the "M/A Agreement") and to consummate the transactions provided for in such agreements. This Agreement has been duly and properly authorized, executed and delivered by the Company. This Agreement constitutes, and when the Company has duly executed and delivered the Indenture (assuming the due execution and delivery thereof by the Trustee), the Escrow Agreement (assuming the due execution and delivery thereof by the Trustee), the M/A Agreement (assuming the due execution and delivery thereof by the Underwriter) and the Stock Purchase Warrant will each constitute, a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity). No consent, approval, authorization or order of, and no filing with, any court, arbitrator, regulatory body, government agency or other body, the Company of this Agreement, the Indenture, Escrow Agreement or the Stock Purchase Warrant or the transactions contemplated hereby or thereby, except such as may be required for the registration of the Notes under the Act, by the National Association of Securities Dealers, Inc. (the "NASD"), the Nasdaq Stock Market, Inc. or state securities laws.

                            (h) IAT does not own, directly or indirectly, any
capital stock or other equity ownership or proprietary interests in any other corporation, association, trust, partnership, joint venture or other entity, except that IAT owns all of the capital stock of IAT AG and Handel, 74.9% of the capital stock of IAT Germany and 80% of the limited partnership interest in FSE, in each case free and clear of all liens, security interests and encumbrances.

                            (i) Except as described in the Prospectus, neither
the Company nor any of the Subsidiaries is in violation, breach or default of or under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound or to which the property or assets of the Company or any of the Subsidiaries is subject, which violation, breach or default would have a material adverse effect on either the Company and the Subsidiaries taken as a whole; and consummation of the transactions herein contemplated and the fulfillment of the terms of this Agreement will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default under, or result in the creation or imposition or any lien, charge or encumbrance upon any of the property or assets of the Company or any of the Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any Subsidiary is party or by which the assets of the Company or any of the Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws (or other organizational documents) of the Company or any of the Subsidiaries, as amended, or any statute or any order, rule or regulation applicable to the Company or any of the Subsidiaries of any court or of any regulatory authority or other governmental body having jurisdiction over the Company or any of the Subsidiaries.

                            (j) Except as described in the Prospectus, each of
IAT and the Subsidiaries has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are not materially significant in relation to its business; all of the material leases and subleases under which IAT or any of the Subsidiaries is the lessor or sublessor of properties or assets or under which IAT or any of the Subsidiaries hold properties or assets as lessee or sublessee as described in the Prospectus are in full force and effect, and, except as described in the Prospectus, neither IAT nor any of the Subsidiaries is in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to rights of IAT or any of the Subsidiaries as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of IAT or any of the Subsidiaries to continued possession of the leased or subleased premises or assets under any such lease or sublease except as described or referred to in the Prospectus; and each of IAT and the Subsidiaries owns or leases all such properties described in the Prospectus as are necessary to their respective operations as now conducted and,

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except as otherwise stated in the Prospectus, as proposed to be conducted as set forth in the Prospectus.

                            (k) Rothstein, Kass & Company, P.C., who has given
its reports on certain financial statements of the Company and FSE filed and to be filed with the Commission as a part of the Registration Statement, which are incorporated in the Prospectus, are with respect to the Company and FSE, independent public accountants as required by the Act and the Rules and Regulations.

                            (l) The financial statements of the Company and
FSE, together with related notes, set forth in the Prospectus (or if the Prospectus is not in existence, the most recent Preliminary Prospectus) present fairly the financial position and results of operations and changes in cash flow position of IAT and the Subsidiaries (other than FSE and Handel) and FSE, as the case may be, on the basis stated in the Registration Statement, at the respective dates and for the respective periods to which they apply (subject in the case of financial statements for interim periods, to normal and recurring year-end adjustments). Said statements and related notes have been prepared in accordance with generally accepted accounting principles in the United States applied on a basis which is consistent during the periods involved. The information set forth under the captions "Capitalization," "Pro Forma Consolidated Financial Information" and "Selected Financial Data" in the Prospectus fairly present, on the basis stated in the Prospectus, the information included therein. The pro forma financial information included in the Prospectus (or the Preliminary Prospectus) has been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, and, in the opinion of the Company, includes all adjustments necessary to present fairly the pro forma financial condition and results of operations at the respective dates and for the respective periods indicated and, in the opinion of the Company, all assumptions used in preparing such pro forma financial statements are reasonable.

                            (m) Subsequent to the respective dates as of which
information is given in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), neither IAT nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business, or entered into any transaction not in the ordinary course of business, in either case which is material to the business of IAT and the Subsidiaries taken as a whole, and there has not been any change in the capital stock of, or any incurrence of short-term or long-term debt by, the Company or any issuance of options, warrants or other rights to purchase the capital stock of the Company or any adverse change or any development involving, so far as the Company can now reasonably foresee a prospective adverse change in the condition (financial or other), net worth, results of operations, business, key personnel or properties of it which would be material to the business or financial condition of IAT and the Subsidiaries taken as a whole, and neither IAT nor any of the Subsidiaries has become a party to, and neither the business nor the property of IAT or any of the Subsidiaries has become the subject of, any material litigation whether or not in the ordinary course of business.

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                            (n) Except as set forth in the Prospectus, there
is not now pending or, to the knowledge of IAT and FSE, threatened, any action, suit or proceeding to which IAT or any of the Subsidiaries is a party before or by any court or governmental agency or body, nor are there any actions, suits or proceedings related to environmental matters or related to discrimination on the basis of age, sex, religion or race, in either case, which might result in any material adverse change in the condition (financial or other), business prospects, net worth, or properties of IAT and the Subsidiaries taken as a whole; and no labor disputes involving the employees of IAT or any of the Subsidiaries exist or are imminent which might be expected to materially adversely affect the conduct of the business, property or operations or the financial condition or results of operations of IAT and the Subsidiaries taken as a whole.

                            (o) Except as disclosed in the Prospectus, IAT and
each of the Subsidiaries have filed, or have duly obtained extensions of the time for filing of, all necessary income and franchise tax returns with all federal, state, local and foreign governmental agencies and have paid all taxes shown as due thereon; and there is no material tax deficiency which has been or to the knowledge of IAT and FSE might be asserted against IAT or any of the Subsidiaries.

                            (p) IAT and each of the Subsidiaries have
sufficient licenses, permits and other governmental authorizations currently required for the conduct of their business or the ownership of their properties as described in the Prospectus and are in all material respects complying therewith. To the best knowledge of IAT and FSE, none of the activities or business of IAT or any of the Subsidiaries are in violation of, or cause IAT or any of the Subsidiaries to violate, any law, rule, regulation or order of the United States, Switzerland or Germany or any state, county or locality, or of any agency or body of the United States, Switzerland or Germany or of any state, county or locality, the violation of which would have a material adverse impact upon the condition (financial or otherwise), business, property, prospective results of operations, or net worth of IAT and the Subsidiaries taken as a whole.

                            (q) IAT and the Subsidiaries own or possess the
right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets and rights described in the Prospectus as are necessary for the conduct of their respective businesses, and neither IAT nor any of the Subsidiaries is aware of any claim to the contrary or any challenge by any other person to the rights of IAT and the Subsidiaries with respect to the foregoing, except as disclosed in the Prospectus. To the knowledge of IAT and FSE, the business of IAT and the Subsidiaries as now conducted does not and will not infringe or conflict in any material respect with patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other intellectual property or franchise right of any other person, except as disclosed in the Prospectus. Except as described in the Prospectus, no claim has been made against IAT or any of the Subsidiaries alleging the infringement by IAT or any of the Subsidiaries of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person.

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                            (r) Neither IAT nor any of the Subsidiaries has,
directly or indirectly, at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution in violation of law or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments or contributions required or allowed by applicable law. Each of IAT's and the Subsidiaries' internal accounting controls and procedures are sufficient to cause each of IAT and the Subsidiaries to comply in all material respects with the Foreign Corrupt Practices Act of 1977, as amended.

                            (s) On the Closing Dates (hereinafter defined),
all transfer or other taxes, (including franchise, capital stock or other tax, other than income taxes, imposed by any jurisdiction), if any, which are required to be paid in connection with the sale and transfer of the Notes to the Underwriter hereunder will have been fully paid or provided for by IAT and all laws imposing such taxes will have been fully complied with.

                            (t) All contracts and other documents of IAT or
any of the Subsidiaries which are, under the Rules and Regulations, required to be filed as exhibits to the Registration Statement have been so filed.

                            (u) Neither IAT nor any of the Subsidiaries has
taken nor will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Notes hereby.

                            (v) Neither IAT nor any of the Subsidiaries has
entered into any agreement pursuant to which any person is entitled either directly or indirectly to compensation from IAT or any of the Subsidiaries for services as a finder in connection with the proposed public offering.

                            (w) Except as previously disclosed in writing by
IAT to the Underwriter, no officer, director or five percent stockholder of IAT or any of the Subsidiaries has any affiliation or association with any member of the National Association of Securities Dealers Inc. ("NASD").

                            (x) Neither IAT nor any of the Subsidiaries is,
nor upon receipt of the proceeds from the sale of the Notes will be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

                            (y) Neither IAT nor any of the Subsidiaries has
distributed, nor will it distribute prior to the First Closing Date (as hereinafter defined) any offering material in connection with the offering and sale of the Notes other than the Preliminary Prospectus, the Prospectus, the Registration Statement or the other materials permitted by the Act, if any.

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                            (z) There are no business relationships or
related-party transactions of the nature described in Item 404 of Regulation S-K involving IAT or any of the Subsidiaries and any person described in such Item that are required to be disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and that have not been so disclosed.

                            (aa) IAT and each of the Subsidiaries have
complied with all provisions of Section 517.075 of the Florida Statutes relating to doing business with the government of Cuba or with any person or affiliate located in Cuba.

                            (bb) The Indenture has been duly qualified under
the Trust Indenture Act, and all fees required to be paid with respect to the execution of the Indenture and the issuance of the Notes have been paid or will be paid when due.

                            (cc) Neither the Company nor FSE has received a
letter from its respective accountants which has brought to the Company's or FSE's attention any weakness as defined in Statement of Auditing Standards No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit" in any of the Company's or the Subsidiaries' internal controls.

                  2.       Purchase, Delivery and Sale of the Notes.

                            (a) Subject to the terms and conditions of this
Agreement, and upon the basis of the representations, warranties, and agreements herein contained, IAT agrees to issue and sell to the Underwriter, and the Underwriter agrees, to buy from IAT at an aggregate purchase price equal to 90% of the principal amount thereof, at the place and time hereinafter specified, the First Notes, consisting of $10,000,000 aggregate principal amount of Notes.

                            Delivery of the First Notes against payment
therefor shall take place at the offices of the Underwriter, 199 Crossways Park Drive, Woodbury, N.Y. 11797 (or at such other place as may be designated by agreement between you and IAT) at 10:00 a.m., New York time, on , 1998, or at such later time and date as you may designate, such time and date of payment and delivery for the First Notes being herein called the "First Closing Date."

                            (b) In addition, subject to the terms and
conditions of this Agreement, and upon the basis of the representations, warranties and agreements herein contained, IAT hereby grants an option to the Underwriter to purchase all or any part of an aggregate of an additional $1,500,000 aggregate principal amount of Notes at the same price per Note as the Underwriter shall pay for the First Notes being sold pursuant to the provisions of subsection (a) of this Section 2 (such additional Notes being referred to herein as the "Option Notes"). This option may be exercised within 30 days after the effective date of the Registration Statement upon notice by the Underwriter to IAT advising as to the amount of Option Notes as to which the option is being exercised, the names and denominations in which the certificates for such Option Notes are to be registered and the time and date when such certificates are to be delivered. Such time and date shall be determined by the Underwriter but shall not be earlier than four nor later than ten full business days after the exercise of said option, nor in any event prior to the First Closing Date, and such time and date is referred to herein as the "Option Closing Date." Delivery of the Option Notes against payment therefor shall take place at the offices of the Underwriter, 199 Crossways Park Drive, Woodbury, N.Y. 11797 (or at such other place as may be designated by agreement between you and IAT). The option granted hereunder may be exercised only to cover overallotments in the sale by the Underwriter of First Notes referred to in subsection (a) above.

                            (c) IAT will make the certificates for the Notes
to be purchased by the Underwriter hereunder available to you for checking at least two full business days prior to the First Closing Date or the Option Closing Date (which are collectively referred to herein as the "Closing Dates"). The certificates shall be in such names and denominations as you may request, at least two full business days prior to the Closing Dates. Time shall be of the essence and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriter.

                            Definitive certificates in negotiable form for the
Notes to be purchased by the Underwriter hereunder will be delivered by IAT to you against payment of the purchase price by the Underwriter, by certified or bank cashier's checks, or by wire transfer, in New York Clearing House funds, payable to or upon the order of IAT.

                            In addition, in the event the Underwriter
exercises the option to purchase from IAT all or any portion of the Option Notes pursuant to the provisions of subsection (b) above, payment for such Notes shall be made to or upon the order of IAT by certified or bank cashier's checks, or by wire transfer, payable in New York Clearing House funds at the offices of the Underwriter, 199 Crossways Park Drive, Woodbury, New York, 11797 (or such other place as may be designated by agreement between you and IAT) at the time and date of delivery of such Notes as required by the provisions of subsection (b) above, against receipt of the certificates for such Notes by the Underwriter for the respective accounts of the Underwriter registered in such names and in such denominations as the Underwriter may request.

                            It is understood that the Underwriter proposes to
offer the Notes to be purchased hereunder to the public upon the terms and conditions set forth in the Registration Statement, after the Registration Statement becomes effective.

                  3. Covenants of the Company. The Company covenants and agrees with the Underwriter that:

                            (a) IAT will use its best efforts to cause the
Registration Statement to become effective as promptly as possible. If required, IAT will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 434 and 424(b) under the Act. Upon notification from the Commission that the Registration Statement has become effective, IAT will so advise you and will not at any time, whether before or after the effective date, file the Prospectus, Term Sheet or any amendment to the Registration Statement or supplement to the Prospectus of which you shall not previously have been advised and furnished with a copy or to which you or your counsel shall have objected in writing or which is not in compliance with the Act and the Rules and Regulations. At any time prior to the later of (A) the completion by the Underwriter of the distribution of the Notes contemplated hereby (but in no event more than nine months after the date on which the Registration Statement shall have become or been declared effective) and (B) 25 days after the date on which the Registration Statement shall have become or been declared effective, IAT will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the Notes.

                            As soon as IAT is advised thereof, IAT will advise
you, and confirm the advice in writing, of the receipt of any comments of the Commission, of the effectiveness of any post-effective amendment to the Registration Statement, of the filing of any supplement to the Prospectus or any amended Prospectus, of any request made by the Commission for amendment of the Registration Statement or for supplementing of the Prospectus or for additional information with respect thereto, of the issuance by the Commission or any state or regulatory body of any stop order or other order or threat thereof suspending the effectiveness of the Registration Statement or the qualification of the Trustee or any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Notes for offering in any jurisdiction, or of the institution of any proceedings for any of such purposes, and will use its best efforts to prevent the issuance of any such order or suspension, and, if issued, to obtain as soon as possible the lifting thereof.

                            IAT has caused to be delivered to you copies of
each Preliminary Prospectus, and IAT has consented and hereby consents to the use of such copies for the purposes permitted by the Act. IAT authorizes the Underwriter and dealers to use the Prospectus in connection with the sale of the Notes for such period as in the opinion of counsel to the Underwriter the use thereof is required to comply with the applicable provisions of the Act and the Rules and Regulations. In case of the happening, at any time within such period as a Prospectus is required under the Act to be delivered in connection with sales by an underwriter or dealer of any event of which IAT has knowledge and which materially affects IAT and its Subsidiaries taken as a whole or the securities of IAT, or which in the opinion of counsel for IAT or counsel for the Underwriter should be set forth in an amendment to the Registration Statement or a supplement to the Prospectus in order to make the statements therein not then misleading, in light of the circumstances existing at the time the Prospectus is required to be delivered to a purchaser of the Notes or in case it shall be necessary to amend or supplement the Prospectus to comply with law or with the Rules and Regulations, IAT will notify you promptly and forthwith prepare and furnish to you copies of such amended Prospectus or of such supplement to be attached to the Prospectus, in such quantities as you may reasonably request, in order that the Prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material facts necessary in order to make the statements in the

Prospectus, in light of the circumstances under which they are made, not misleading. The preparation and furnishing of any such amendment or supplement to the Registration Statement or amended Prospectus or supplement to be attached to the Prospectus shall be without expense to the Underwriter, except that in case any Underwriter is required, in connection with the sale of the Notes to deliver a Prospectus nine months or more after the effective date of the Registration Statement, IAT will upon request of and at the expense of the Underwriter, amend or supplement the Registration Statement and Prospectus and furnish the Underwriter with reasonable quantities of prospectuses complying with Section 10(a)(3) of the Act.

                            The Company will comply with the Act, the Exchange
Act, the Trust Indenture Act and the Rules and Regulations in connection with the offering and issuance of the Notes.

                            (b) IAT will use its best efforts to qualify to
register the Notes for sale under the securities or "blue sky" laws of such jurisdictions as the Underwriter may designate and will make such applications and furnish such information as may be required for that purpose and to comply with such laws, provided IAT shall not be required to qualify as a foreign corporation or a dealer in securities or to execute a general consent of service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Notes. IAT will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long a period as the Underwriter may reasonably request.

                            (c) If the sale of the Notes provided for herein
is not consummated for any reason caused by the Company, IAT shall pay all costs and expenses incident to the performance of IAT's obligations hereunder, including but not limited to, all of the expenses itemized in Section 8, including the accountable out-of-pocket expenses of the Underwriter.

                            (d) IAT will use its best efforts to (i) cause a
registration statement with respect to the Notes, the shares of Common Stock issuable upon conversion of the Notes and the shares of Common Stock issuable as payment of the Excess Interest Amount (as defined in the Indenture) under the Exchange Act to be declared effective concurrently with the completion of this offering and will notify the Underwriter in writing immediately upon the effectiveness of such registration statement, and, for so long as the Notes remain outstanding, the Company (a) shall cause the Registration Statement, once effective, to remain current and effective or (b) shall file a new registration statement with respect to the Notes, the Common Stock issuable upon conversion of the Notes and the Common Stock issuable as payment of the Excess Interest Amount and shall cause such new registration statement to become effective and, once effective, to remain current and effective and (ii) if requested by the Underwriter, to obtain a listing of the Notes on the Nasdaq National Market or Pacific Stock Exchange and the underlying Common Stock on the Pacific Stock Exchange and to obtain and keep current a listing in the Standard & Poors or Moody's Industrial OTC Manual.

                            (e) For so long as IAT is a reporting company
under either Section 12(g) or 15(d) of the Exchange Act, IAT, at its expense, will furnish to its stockholders an annual report (including financial statements audited by independent public accountants), in reasonable detail and at its expense, will furnish to you during the period ending five (5) years from the date hereof, (i) as soon as practicable after the end of each fiscal year, a balance sheet of IAT and any of its subsidiaries as at the end of such fiscal year, together with statements of income, surplus and cash flow of IAT and any of its subsidiaries for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent accountants; (ii) as soon as practicable after the end of each of the first three fiscal quarters of each fiscal year, consolidated summary financial information of IAT for such quarter in reasonable detail; (iii) as soon as they are available, a copy of all reports (financial or other) mailed to security holders; (iv) as soon as they are available, a copy of all non-confidential reports and financial statements furnished to or filed with the Commission or any securities exchange or automated quotation system on which any class of securities of IAT is listed; and (v) such other information as you may from time to time reasonably request.

                            (f) In the event IAT has an active subsidiary or
subsidiaries, such financial statements referred to in subsection (e) above will be on a consolidated basis to the extent the accounts of IAT and its subsidiary or subsidiaries are consolidated in reports furnished to its stockholders generally.

                            (g) IAT will deliver to you at or before the First
Closing Date two signed copies of the Registration Statement including all financial statements and exhibits filed therewith, and of all amendments thereto, and will deliver to the Underwriter such number of conformed copies of the Registration Statement, including such financial statements but without exhibits, and of all amendments thereto, as the Underwriter may reasonably request. IAT will deliver to you or upon the order of the Underwriter, from time to time until the effective date of the Registration Statement, as many copies of any Preliminary Prospectus filed with the Commission prior to the effective date of the Registration Statement as the Underwriter may reasonably request. IAT will deliver to the Underwriter on the effective date of the Registration Statement and thereafter for so long as a Prospectus is required to be delivered under the Act, from time to time, as many copies of the Prospectus, in final form, or as thereafter amended or supplemented, as the Underwriter may from time to time reasonably request. IAT, not later than (i) 3:00 p.m., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred at or prior to 12:00 noon, New York City time, on such date or (ii) 6:00 p.m., New York City time, on the business day following the date of determination of the public offering price, if such determination occurred after 12:00 noon, New York City time, on such date, will deliver to the Underwriter, without charge, as many copies of the Prospectus and any amendment or supplement thereto as the Underwriter may reasonably request for purposes of confirming orders that are expected to settle on the First Closing Date.

                            (h) IAT will make generally available to its
security holders and deliver to you as soon as it is practicable to do so but in no event later than 90 days after the end of twelve months after its current fiscal quarter, an earnings statement (which need not be audited) covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which shall satisfy the requirements of Section 11(a) of the Act.

                            (i) IAT will apply the net proceeds from the sale
of the Notes for the purposes set forth under "Use of Proceeds" in the Prospectus, and will file such reports with the Commission with respect to the sale of the Notes and the application of the proceeds therefrom as may be required pursuant to Rule 463 under the Act.

                            (j) IAT will, promptly upon your request, prepare
and file with the Commission any amendments or supplements to the Registration Statement, Preliminary Prospectus or Prospectus and take any other action, which in the reasonable opinion of Bachner, Tally, Polevoy & Misher LLP, counsel to the Underwriter, may be reasonably necessary or advisable in connection with the distribution of the Notes, and will use its best efforts to cause the same to become effective as promptly as possible.

                            (k) IAT will reserve and keep available that
maximum number of its authorized but unissued securities which are issuable upon conversion of the Notes outstanding from time to time and which are issuable to pay the Excess Interest Amount (as defined in the Indenture).

                            (l) The Company will deliver to the Underwriter
agreements to the effect that until March 27, 1999, each of Dr. Alfred Simmet, Messrs. Reiner Hallauer and Arnold J. Wasserman and each other officer and director of the Company, if any, who did not deliver an agreement in connection with the Company's initial public offering in March 1997, shall not directly or indirectly, offer, sell (including any short sale), grant any option for the sale of, acquire any option to dispose of, exercise any registration rights with respect to, or otherwise dispose of any securities of IAT, subject to certain exceptions contained therein, all as described in the "Underwriting" section of the Prospectus. In order to enforce this covenant, IAT shall impose stop-transfer instructions with respect to the securities owned by each of the above individuals until the end of such period.

                            (m) Prior to completion of this offering, IAT will
make all filings required, including registration under the Exchange Act, to obtain the listing of the Underlying Shares on the Nasdaq National Market (or a listing on such other market or exchange as the Underwriter consent to), and will effect and maintain such listing for as long as the Notes remain outstanding and for a period of five years thereafter. So long as the Notes remain outstanding and for a period of five years thereafter, the Company will use its best efforts to maintain the listing of its Common Stock on the Nasdaq National Market or the New York Stock Exchange or American Stock Exchange if the Common Stock is listed on such exchange.

                            (n) IAT represents that it has not taken and
agrees that it will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Notes or to facilitate the sale or resale of the Notes.

                            (o) IAT will deliver to the Underwriter at or
before the First Closing Date releases from any other investment banking firms, if any, having any prior rights to underwrite or act as placement agent for any offering of the Company's securities.

                            (p) During the 18 month period commencing on the
date of this Agreement, IAT will not, without the prior written consent of the Underwriter, grant options to purchase Common Stock at an exercise price less than the greater of (i) the Conversion Price (as defined in the Indenture) or
(ii) the fair market value of the Common Stock on the date of grant. During the six month period commencing on the date of this Agreement, IAT will not, without the prior written consent of the Underwriter, grant options to any current officer of IAT. During the three year period from the First Closing Date, IAT will not, without the prior written consent of the Underwriter, offer or sell any of its securities pursuant to Regulation S under the Act.

                            (q) IAT will not, without the prior written
consent of the Underwriter, grant registration rights to any person which are exercisable sooner than 13 months from the First Closing Date.

                            (r) Prior to the Effective Date, the Company or a
Subsidiary will have entered into employment or consulting agreements with Dr. Alfred Simmet and such other executive officers, individuals or entities as the Underwriter may deem necessary or appropriate in connection with the offering. IAT will have obtained key person life insurance in an amount of not less than $2 million on the life of Dr. Viktor Vogt and Dr. Alfred Simmet and such other individuals as designated by the Underwriter, and will use its best efforts to maintain such insurance during the three year period commencing with the First Closing Date. In the event that Dr. Vogt's employment with IAT is terminated prior to three years following the First Closing Date, IAT will obtain a comparable policy on the life of his successor for the balance of the three year period. For a period of thirteen months from the First Closing Date, the compensation of the executive officers of IAT shall not be increased from the compensation levels disclosed in the Prospectus; provided, however, that the Compensation Committee of the Board of Directors of the Company may increase the annual compensation of any executive officer of IAT in an amount not to exceed 10% of such executive officer's compensation (not including bonuses) for the previous year.

                            (s) For a period of five (5) years from the
Effective Date, IAT (i) at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) IAT's financial statements for each of the first three (3) fiscal quarters prior to the announcement of quarterly financial information, the filing of IAT's 10-Q quarterly report and the mailing of quarterly financial information to stockholders and (ii) shall not change its accounting firm without the prior written consent of the Chairman or the President of the Underwriter, which consent shall not be unreasonably withheld.

                            (t) As promptly as practicable after the Closing
Date, IAT will prepare, at its own expense, hard cover "bound volumes" relating to the offering, and will distribute not more than nine of such volumes to the individuals designated by the Underwriter or counsel to the Underwriter.

                            (u) Prior to the Effective Date, and for a period
of five years thereafter the Company shall appoint at least two independent directors to its Board of Directors. The Company will, for a period of five years from the Effective Date, recommend and use its best efforts to elect a designee of the Underwriter to the Company's Board of Directors, which designee of the Underwriter may become one of the independent directors of the Company, or to appoint such designee as an advisor to the Board with the right to receive notice of and to attend all Board meetings, and to receive compensation and expense reimbursement as if such designee were a director. In addition, IAT shall engage a public relations firm acceptable to the Underwriter, which public relations firm will be engaged within 60 days from the date of this Agreement; provided, that such public relations firm shall not be engaged to provide public relations services in connection with IAT's products.

                            (v) IAT shall, for a period of six years after the
date of this Agreement, submit which reports to the Secretary of the Treasury and to stockholders, as the Secretary may require, pursuant to Section 1202 of the Internal Revenue Code, as amended, or regulations promulgated thereunder, in order for IAT to qualify as a "small business" so that stockholders may realize special tax treatment with respect to their investment in IAT.

                            (w) Prior to or on the First Closing Date, the
Company shall execute and deliver to the Underwriter the M/A Agreement in the form previously delivered to the Company by the Underwriter, which M/A Agreement will supersede all prior agreements among the parties with respect to the subject matter hereto, including the merger and acquisition agreement dated April 1, 1997.

                            (x) The Notes are to be unsecured obligations of
the Company subordinate to all Senior Indebtedness of the Company (as defined in the Indenture).

                            (y) For a period ending on the earlier of (i) five
years from the date hereof and (ii) the issuance of all of the Underlying Shares, the Company will not take any action or actions which may cause the exemption from registration provided by Section 3(a)9 of the Act (or any successor provision) to be unavailable for the conversion into Common Stock.

                            (z) For a period of four years after the effective
date of the Registration Statement, the Company shall use reasonable efforts to provide to the Underwriters at the Underwriter's request and at the Company's sole expense, with a report on Blue Sky qualifications relating to secondary sales of the Company's securities prepared by counsel to the Company; provided, however, that the Underwriter shall not make any such request unless the Common Stock or the Notes are not listed on Nasdaq, the Nasdaq Stock Market or a national securities exchange at the time of such request.

                            (aa) The Company shall use its reasonable efforts
to do and perform all things required to be done and performed under this Agreement by it that are within its control prior to or after the Closing Dates and to use reasonable efforts to satisfy all conditions precedent on its part to the delivery of the Notes.

                            (bb) In connection with the Offering, until the
Underwriter shall have notified the Company of the completion of the resale of the Notes, the Company shall not, and shall use its reasonable best efforts to not permit any affiliated purchasers (as defined in Regulation M under the Exchange Act), either alone or with one or more other persons to, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Notes, or attempt to induce any person to purchase any Notes; and to not, and to use its reasonable best efforts to not permit any of its affiliated purchasers to, make bids or purchases for the purpose of creating actual, or apparent, active trading in or of raising the price of the Notes.

                            (cc) IAT shall not take any action prior to the
execution and delivery of the Indenture which, if taken after such execution and delivery, would have violated any of the covenants contained in the Indenture.

                  4. Conditions of Underwriter's Obligations. The obligations of the Underwriter to purchase and pay for the Notes which the Underwriter has agreed to purchase hereunder, are subject to the accuracy (as of the date hereof, and as of the Closing Dates) of and compliance with the representations and warranties of IAT herein, to the performance by IAT of its obligations hereunder, and to the following conditions:

                            (a) The Registration Statement (including the
Statement of Eligibility and Qualification of the Trustee on Form T-1 (the "Form T-1")), shall have become effective and you shall have received notice thereof not later than 10:00 A.M., New York time, on the date on which the amendment to the registration statement originally filed with respect to the Notes or to the Registration Statement, as the case may be, containing information regarding the public offering price of the Notes has been filed with the Commission, or at such later time and date as shall have been agreed to by the Underwriter; if required, the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 434 and 424(b) under the Act; on or prior to the Closing Dates no stop order suspending the effectiveness of the Registration Statement (including the Form T-1) or the qualification of the Trustee (as defined in the Indenture) shall have been issued and no proceedings for that or a similar purpose shall have been instituted or shall be pending or, to your knowledge or to the knowledge of IAT, shall be contemplated by the Commission; any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Bachner, Tally, Polevoy & Misher LLP, counsel to the Underwriter. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the

Rules and Regulations within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Underwriter of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

                            (b) At the First Closing Date, you shall have
received the opinions, addressed to the Underwriter, dated as of the First Closing Date, of Baker & McKenzie, New York, counsel for IAT, and, with respect to matters of the laws of Switzerland, the opinion of Baker & McKenzie, Zurich, counsel for IAT AG and with respect to the laws of Germany, the opinion of Baker & McKenzie, Munich, counsel for FSE, Handel and IAT Germany, in form and substance substantially in the forms attached hereto.

                  Such opinions shall also cover such matters incident to the transactions contemplated hereby as the Underwriter or counsel for the Underwriter shall reasonably request. In rendering such opinions, such counsel may rely upon certificates of any officer of IAT or the Subsidiaries or public officials as to matters of fact; and may rely as to all matters of law other than in the case of the opinion of counsel for IAT, the law of the United States, the State of Delaware or the State of New York and, in the case of the opinion of counsel for IAT AG, the laws of Switzerland, and in the case of the opinion of counsel for FSE, Handel and IAT Germany, the laws of Germany, upon opinions of counsel satisfactory to you, in which case the opinions shall state that they have no reason to believe that you and they are not entitled to so rely.

                            (c) All corporate proceedings and other legal
matters relating to this Agreement, the Registration Statement, the Prospectus and other related matters shall be reasonably satisfactory to or approved by Bachner, Tally, Polevoy & Misher LLP, counsel to the Underwriter, and you shall have received from such counsel a signed opinion, dated as of the First Closing Date, with respect to the validity of the issuance of the Notes, the form of the Registration Statement and Prospectus (other than the financial statements and other financial data contained therein), the execution of this Agreement and other related matters as you may reasonably require. IAT and each of the Subsidiaries shall have furnished to counsel for the Underwriter such documents as it may reasonably request for the purpose of enabling it to render such opinion.

                            (d) You shall have received a letter prior to the
effective date of the Registration Statement and again on and as of the First Closing Date from Rothstein, Kass & Company, P.C., independent public accountants for the Company and FSE, substantially in the form approved by you, and including estimates of IAT's and FSE's revenues and results of operations for the period ending at the end of the month immediately preceding the effective date and results of the comparable period during the prior fiscal year.

                            (e) At the Closing Dates, (i) the representations
and warranties of IAT contained in this Agreement shall be true and correct with the same effect as if made on and as of the Closing Dates and IAT and each of the Subsidiaries shall have performed all of its obligations hereunder and satisfied all the conditions on its part to be satisfied at or prior to such Closing Date; (ii) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations, and shall in all material respects conform to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) there shall have been, since the respective dates as of which information is given, no material adverse change, or any development involving a prospective material adverse change, in the business, properties, condition (financial or otherwise), results of operations, capital stock, long-term or short-term debt or general affairs of IAT and the Subsidiaries taken as a whole from that set forth in the Registration Statement and the Prospectus, except changes which the Registration Statement and Prospectus indicate might occur after the effective date of the Registration Statement, and IAT and each of the Subsidiaries shall not have incurred any material liabilities or entered into any agreement not in the ordinary course of business other than as referred to in the Registration Statement and Prospectus; and (iv) except as set forth in the Prospectus, no action, suit or proceeding at law or in equity shall be pending or threatened against IAT or any of the Subsidiaries which would be required to be set forth in the Registration Statement, and no proceedings shall be pending or threatened against IAT or any of the Subsidiaries before or by any commission, board or administrative agency in the United States, Switzerland, Germany or elsewhere, wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, property, condition (financial or otherwise), results of operations or general affairs of IAT and the Subsidiaries taken as a whole, and (v) you shall have received, at the First Closing Date, a certificate signed by each of the Co- Chairmen of the Board, the Chief Executive Officer and the President and the principal financial or accounting officer of IAT, dated as of the First Closing Date, evidencing compliance with the provisions of this subsection (e).

                            (f) Upon exercise of the option provided for in
Section 2(b) hereof, the obligations of the Underwriter to purchase and pay for the Option Notes referred to therein will be subject (as of the date hereof and as of the Option Closing Date) to the following additional conditions:

                                    (i) The Registration Statement (including
the Form T-1) shall remain effective at the Option Closing Date, and no stop order suspending the effectiveness thereof or the qualification of the Trustee shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending, or, to your knowledge or the knowledge of IAT, shall be contemplated by the Commission, and any reasonable request on the part of the Commission for additional information shall have been complied with to the satisfaction of Bachner, Tally, Polevoy & Misher LLP, counsel to the Underwriter.

                                    (ii) At the Option Closing Date there
shall have been delivered to you as Underwriter the signed opinions of Baker & McKenzie, New York, counsel for IAT,

Baker & McKenzie, Zurich, counsel for IAT AG, and Baker & McKenzie, Munich, counsel for FSE, Handel and IAT Germany, dated as of the Option Closing Date, in form and substance satisfactory to Bachner, Tally, Polevoy & Misher LLP, counsel to the Underwriter, which opinions shall be substantially the same in scope and substance as the opinions furnished to you at the First Closing Date pursuant to Section 4(b) hereof, except that such opinions, where appropriate, shall cover the Option Notes.

                                    (iii) At the Option Closing Date there
shall have been delivered to you a letter in form and substance satisfactory to you from Rothstein, Kass & Company, P.C., dated the Option Closing Date and addressed to the Underwriter confirming the information in their letter referred to in Section 4(d) hereof and stating that nothing has come to its attention during the period from the ending date of their review referred to in said letter to a date not more than five business days prior to the Option Closing Date, which would require any change in said letter if it were required to be dated the Option Closing Date.

                                    (iv) At the Option Closing Date there
shall have been delivered to you a certificate of each of the Co-Chairmen of the Board, the Chief Executive Officer and the President and the principal financial or accounting officer of IAT, dated the Option Closing Date, in form and substance satisfactory to Bachner, Tally, Polevoy & Misher LLP, counsel to the Underwriter, substantially the same in scope and substance as the certificates furnished to you at the First Closing Date pursuant to Section 4(e) hereof.

                                    (v) All proceedings taken at or prior to
the Option Closing Date in connection with the sale and issuance of the Option Notes shall be satisfactory in form and substance to you, and you and Bachner, Tally, Polevoy & Misher LLP, counsel to the Underwriter, shall have been furnished with all such documents, certificates, and opinions as you may reasonably request in connection with this transaction in order to evidence the accuracy and completeness of any of the representations, warranties or statements of IAT or its compliance with any of the covenants or conditions contained herein.

                                    (vi) At the Option Closing Date, the
Company shall have deposited with the Escrow Agent (as defined in the Escrow Agreement) an amount as set forth in the Escrow Agreement from the net proceeds from the sale of the Option Notes.

                            (g) On each of the Closing Date and the Option
Closing Date, there shall have been duly tendered to the Underwriter the appropriate principal amount of Notes.

                            (h) The Company shall have filed an additional
listing application for the Underlying Shares and the shares of Common Stock issuable upon exercise of the Stock Purchase Warrant with the Nasdaq National Market.

                            (i) Trading in the Common Stock shall not have
been suspended by the Nasdaq National Market.

                            (j) The Indenture and the Escrow Agreement shall
have been duly executed and delivered by the Company and the Trustee and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustee. On the Closing Date, the Company shall have deposited the Interest Reserve Funds (as defined in the Escrow Agreement) with the Escrow Agent.

                            (k) The M/A Agreement shall have been duly
executed and delivered by the Company.

                            (l) No action shall have been taken by the
Commission or the NASD, the effect of which would make it improper, at any time prior to the Closing Date, for members of the NASD to execute transactions (as principal or agent) in the Notes and no proceedings for the taking of such action shall have been instituted or shall be pending, or, to the knowledge of the Underwriter or IAT, shall be contemplated by the Commission or the NASD. IAT represents that at the date hereof it has no knowledge that any such action is in fact contemplated by the Commission or the NASD. IAT and each of the Subsidiaries shall have advised the Underwriter of any NASD affiliation of any of its officers, directors, stockholders or their affiliates.

                            (m) All opinions, letters, evidence and
certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to the Underwriter. If any of the conditions herein provided for in this Section shall not have been fulfilled as of the date indicated, this Agreement and all obligations of the Underwriter under this Agreement may be cancelled at, or at any time prior to, each Closing Date by the Underwriter notifying the Company of such cancellation in writing or by telegram at or prior to the applicable Closing Date. Any such cancellation shall be without liability of the Underwriter to IAT.

                  5. Conditions of the Obligations of IAT. The obligation of IAT to sell and deliver the Notes is subject to the following conditions:

                            (a) The Registration Statement shall have become
effective not later than 10:00 a.m. New York time, on the day following the date of this Agreement, or on such later date as the Company and the Underwriter may agree in writing; and

                            (b) At the Closing Dates, no stop orders
suspending the effectiveness of the Registration Statement (including the Form T-1) shall have been issued under the Act or any proceedings therefor initiated or threatened by the Commission.

                  If the conditions to the obligations of IAT provided for in this Section have been fulfilled on the First Closing Date but are not fulfilled after the First Closing Date and prior to the Option Closing Date, then only the obligation of IAT to sell and deliver the Notes on exercise of the option provided for in Section 2(b) hereof shall be affected.

                  6.       Indemnification.

                            (a) IAT agrees to indemnify and hold harmless the
Underwriter and each person, if any, who controls the Underwriter within the meaning of the Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all attorneys' fees), to which such Underwriter or such controlling person may become subject, under the Act or otherwise, and will reimburse, as incurred, such Underwriter and such controlling persons for any legal or other expenses reasonably incurred in connection with investigating, defending against or appearing as a third party witness in connection with any losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, (B) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Notes under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, Prospectus, or any amendment or supplement thereto, or in any Blue Sky Application, a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that IAT will not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation of the Registration Statement or any such amendment or supplement thereof or any such Blue Sky Application or any such preliminary Prospectus or the Prospectus or any such amendment or supplement thereto. This indemnity will be in addition to any liability which IAT may otherwise have.

                            (b) The Underwriter will indemnify and hold
harmless IAT, each of its directors, each nominee (if any) for director named in the Prospectus, each of its officers who have signed the Registration Statement, and each person, if any, who controls IAT within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which IAT or any such director, nominee, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the

Prospectus, or any amendment or supplement thereto (i) in reliance upon and in conformity with written information furnished to IAT by you specifically for use in the preparation thereof and (ii) relates to the transactions effected by the Underwriter in connection with the offer and sale of the Notes contemplated hereby. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have.

                            (c) Promptly after receipt by an indemnified party
under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify in writing the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is an Underwriter or a person who controls such Underwriter within the meaning of the Act, the fees and expenses of such counsel shall be at the expense of the indemnifying party if
(i) the employment of such counsel has been specifically authorized in writing by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying party and in the judgment of the Underwriter, it is advisable for the Underwriter or controlling persons to be represented by separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such Underwriter and controlling persons, which firm shall be designated in writing by you). No settlement of any action against an indemnified party shall be made without the consent of the indemnifying party, which shall not be unreasonably withheld in light of all factors of importance to such indemnifying party.

                  7.       Contribution.

                  In order to provide for just and equitable contribution under the Act in any case in which (i) any Underwriter makes claim for indemnification pursuant to Section 6 hereof but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that the express provisions of Section 6 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Underwriter, then IAT and each person who controls IAT, in the aggregate, and such Underwriter shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys'
fees) in either such case (after contribution from others) in such proportions that the Underwriter is responsible in the aggregate for that portion of such losses, claims, damages or liabilities represented by the percentage that the underwriting discount per Note appearing on the cover page of the Prospectus bears to the public offering price appearing thereon, and IAT shall be responsible for the remaining portion, provided, however, that (a) if such allocation is not permitted by applicable law then the relative fault of IAT and the Underwriter and controlling persons, in the aggregate, in connection with the statements or omissions which resulted in such damages and other relevant equitable considerations shall also be considered. The relative fault shall be determined by reference to, among other things, whether in the case of an untrue statement of a material fact or the omission to state a material fact, such statement or omission relates to information supplied by the Company or any of the Subsidiaries or the Underwriter, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. IAT and the Underwriter agree that it would not be just and equitable if the respective obligations of IAT and the Underwriter to contribute pursuant to this Section 7 were to be determined by pro rata or per capita allocation of the aggregate damages or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this Section 7 and (b) that the contribution of the Underwriter shall not be in excess of its proportionate Note of the portion of such losses, claims, damages or liabilities for which the Underwriter is responsible. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. As used in this paragraph, the word "Company" includes any officer, director, or person who controls IAT within the meaning of Section 15 of the Act. If the full amount of the contribution specified in this paragraph is not permitted by law, then the Underwriter and each person who controls the Underwriter shall be entitled to contribution from IAT, its officers, directors and controlling persons to the full extent permitted by law. The foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the Act other than IAT and the Underwriter. No contribution shall be requested with regard to the settlement of any matter from any party who did not consent to the settlement; provided, however, that such consent shall not be unreasonably withheld in light of all factors of importance to such party.

                  8.       Costs and Expenses.

                            (a) Whether or not this Agreement becomes
effective or the sale of the Notes to the Underwriter is consummated, IAT will pay all costs and expenses incident to the performance of this Agreement by the Company including, but not limited to, the fees and expenses of counsel to the Company and of the Company 's accountants; the costs and expenses incident to the preparation, printing, filing and distribution under the Act of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto), Preliminary Prospectus and the Prospectus, as amended or supplemented, or the Term Sheet, the fee of the NASD in connection with the filing required by the NASD relating to the offering of the Notes contemplated hereby; all expenses, including reasonable fees (up to $30,000) and disbursements of counsel to the Underwriter, in connection with the qualification of the Notes under the state securities or blue sky laws which the Underwriter shall designate; the cost of printing and furnishing to the Underwriter copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, this Agreement, and the Blue Sky Memorandum, any fees relating to the listing of the Underlying Shares and the shares of Common Stock issuable upon exercise of the Stock Purchase Warrant on the Nasdaq National Market or any other securities exchange, the costs relating to the printing, engraving, issuance and delivery of the Underlying Shares and the shares of Common Stock issuable upon exercise of the Stock Purchase Warrant, the fees of the transfer agent in connection with the issuance of the Underlying Shares and the shares of Common Stock issuable upon exercise of the Stock Purchase Warrant, fees and expenses of the Trustee, including the Trustee's counsel, in connection with the Indenture and the Notes, fees incurred in connection with the rating, if any, of the Notes, any transfer tax, stamp duty or similar tax payable by the Underwriter in connection with the purchase by the Underwriter of the Notes, the fees payable to the NASD incurred in connection with its review of the underwriting terms of the offering of the Notes, the fees payable to the Nasdaq National Market incurred in connection with the listing of the Underlying Shares, the cost of publication of at least three "tombstones" of the offering (at least one of which shall be in national business newspaper and one of which shall be in a major New York newspaper) and the cost of preparing no more than nine hard cover "bound volumes" relating to the offering, in accordance with the Underwriter's request. IAT shall pay any and all taxes (including any transfer, franchise, capital stock or other tax imposed by any jurisdiction) on sales to the Underwriter hereunder. IAT will also pay all costs and expenses incident to the furnishing of any amended Prospectus or of any supplement to be attached to the Prospectus as called for in Section 3(a) of this Agreement except as otherwise set forth in said Section.

                            (b) In addition to the foregoing expenses IAT
shall at the First Closing Date pay to the Underwriter, a non-accountable expense allowance of $300,000 of which $70,000 has been paid. In the event the overallotment option is exercised, IAT shall pay to the Underwriter at the Option Closing Date an additional amount equal to 3% of the gross proceeds received upon exercise of the overallotment option. In the event the transactions contemplated hereby are not consummated by reason of any action by the Underwriter (except if such prevention is based upon a breach by the Company or any Subsidiary of any covenant, representation or warranty contained herein or because any other condition to the Underwriter's obligations hereunder required to be fulfilled by the Company or any of the Subsidiaries is not fulfilled) IAT shall be liable for only the amount (not less than $70,000) paid by the Company to the Underwriter prior to such determination. In the event the transactions contemplated hereby are not consummated by reason of any action of the Company or any Subsidiary or because of a breach by the Company or any Subsidiary of any covenant, representation or warranty herein, IAT shall be liable for the accountable out-of-pocket expenses of the Underwriter, including legal fees, up to a maximum of $100,000.

                            (c) No person is entitled either directly or
indirectly to compensation from the Company, from the Underwriter or from any other person for services as a finder in connection with the proposed offering, and IAT agrees to indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Underwriter may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than an employee of the party claiming indemnity) or entity that he or it is entitled to a finder's fee in connection with the proposed offering by reason of such person's or entity's influence or prior contact with the indemnifying party.

                  9.      Effective Date.

                  The Agreement shall become effective upon its execution except that you may, at your option, delay its effectiveness until 11:00 A.M., New York time on the first full business day following the effective date of the Registration Statement, or at such earlier time after the effective date of the Registration Statement as you in your discretion shall first commence the public offering by the Underwriter of any of the Notes. The time of the public offering shall mean the time of release by you of the first newspaper advertisement with respect to the Notes, or the time when the Notes are first generally offered by you to dealers by letter or telegram, whichever shall first occur. This Agreement may be terminated by you at any time before it becomes effective as provided above, except that Sections 3(c), 6, 7, 8, 12, 13, 14 and 15 shall remain in effect notwithstanding such termination.

                  10.      Termination.

                  (a) This Agreement, except for Sections 3(c), 6, 7, 8, 12, 13, 14 and 15 hereof, may be terminated at any time prior to the First Closing Date, and the option referred to in Section 2(b) hereof, if exercised, may be cancelled at any time prior to the Option Closing Date, by you if in your judgment it is impracticable to offer for sale or to enforce contracts made by the Underwriters for the resale of the Notes agreed to be purchased hereunder by reason of (i) the Company and the Subsidiaries taken as a whole having sustained a material loss, whether or not insured, by reason of fire, earthquake, flood, accident or other calamity, or from any labor dispute or court or government action, order or decree; (ii) trading in securities on the New York Stock Exchange, the American Stock Exchange, the Nasdaq SmallCap Market or the Nasdaq National Market having been suspended or limited; (iii) material governmental restrictions having been imposed on trading in securities generally (not in force and effect on the date hereof); (iv) a banking moratorium having been declared by federal or New York state authorities; (v) an outbreak of international hostilities or other national or international calamity or crisis or change in economic or political conditions having occurred; (vi) a pending or threatened legal or governmental proceeding or action relating generally to IAT's or any of the Subsidiaries' business, or a notification having been received by either IAT or any of the Subsidiaries of the threat of any such proceeding or action, which could materially adversely affect IAT or any of the Subsidiaries; (vii) except as contemplated by the Prospectus, IAT or any of the Subsidiaries is merged or consolidated into or acquired by another company or group or there exists a binding legal commitment for the foregoing or any other material change of ownership or control occurs; (viii) the passage by the Congress of the United States or by any state legislative body or federal or state agency or other authority of any act, rule or regulation, measure, or the adoption of any orders, rules or regulations by any governmental body or any authoritative accounting institute or board, or any governmental executive, which is reasonably believed likely by the Underwriter to have a material impact on the business, financial condition or financial statements of the Company or the market for the securities offered pursuant to the Prospectus; (ix) any adverse change in the financial or securities markets beyond normal market fluctuations having occurred since the date of this Agreement, or (x) any material adverse change having occurred, since the respective dates of which information is given in the Registration Statement and Prospectus, in the earnings, business prospects or general condition of IAT and its Subsidiaries taken as a whole, financial or otherwise, whether or not arising in the ordinary course of business.

                  (b) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 10 or in
Section 9, IAT shall be promptly notified by you, by telephone or telegram, confirmed by letter.

                  11.      Stock Purchase Warrant.

                  At or before the First Closing Date, IAT will sell to the Underwriter or its designees, as permitted by the NASD, for a consideration of $ , and upon the terms and conditions set forth in the form of Stock Purchase Warrant annexed as an exhibit to the Registration Statement, a Stock Purchase Warrant to purchase that number or shares of Common Stock equal to 10% of the aggregate number of shares of Common Stock issuable upon the conversion of the First Notes, determined as of the effective date of the Registration Statement. In the event of conflict in the terms of this Agreement and the Stock Purchase Warrant, the language of the Stock Purchase Warrant shall control.

                  12. Representations, Warranties and Agreements to Survive Delivery.

                  The respective indemnities, agreements, representations, warranties and other statements of IAT, and the undertakings set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the

Underwriter, IAT or any of its officers or directors or any controlling person and will survive delivery of and payment of the Notes and the termination of this Agreement.

                  13.      Notice.

                  Any communications specifically required hereunder to be in writing, if sent to the Underwriter, will be mailed or delivered by facsimile or overnight courier, and confirmed to it at Royce Investment Group, Inc., 199 Crossways Park Drive, Woodbury, New York 11797, with a copy sent to Bachner, Tally, Polevoy & Misher LLP, 380 Madison Avenue, New York, New York 10017, attention: Jill M. Cohen, Esq., or if sent to IAT, will be mailed, or delivered by facsimile or overnight courier and confirmed to it at Geschaftschaus Wasserschloss, Aarestrasse 17, CH-5300 Vogelsang-Turgi, Switzerland, Attention: Dr. Viktor Vogt with a copy sent to Baker & McKenzie, 805 Third Avenue, New York, New York 10022, attention:
Malcolm I. Ross, Esq.

                  14.      Parties in Interest.

                  The Agreement herein set forth is made solely for the benefit of the Underwriter, the Company and, to the extent expressed, any person controlling the Company or the Underwriter, and directors of IAT, nominees for directors (if any) named in the Prospectus, its officers who have signed the Registration Statement, and their respective executors, administrators, successors, assigns and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from the Underwriter of the Notes.

                  15.      Applicable Law.

                  This Agreement will be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be entirely performed within New York.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this agreement, whereupon it will become a binding agreement between IAT and the Underwriter in accordance with its terms.

                                            Very truly yours,

                                            IAT MULTIMEDIA, INC.


                                             By:
                                                 ------------------------------


                  The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

                                             ROYCE INVESTMENT GROUP, INC.


                                             By:
                                                 ------------------------------

                                                                 February , 1998



Royce Investment Group, Inc.
199 Crossways Park Drive
Woodbury, New York 11797

                  Re:      IAT Multimedia, Inc.

Dear Sir/Madam:

                  This opinion is furnished to you pursuant to Section 4(b) of the Underwriting Agreement, dated February ___, 1998 (the "Underwriting Agreement"), by and between IAT Multimedia, Inc., a Delaware company (the "Company" or "IAT"), and Royce Investment Group, Inc. (the "Underwriter"). All capitalized terms which are not specifically defined herein shall have the respective meanings assigned to such terms in the Underwriting Agreement.

                  We have acted as counsel for the Company in connection with the preparation of a Registration Statement on Form S-1 (Registration Number 333-41835) under the Securities Act of 1933, as amended (the "Securities Act") relating to the public offering of an aggregate of up to $11,500,000 principal amount of the Company's 10% Convertible Subordinated Notes due 2003 (the "Notes"), filed with the Securities and Exchange Commission (the "Commission") on December 10, 1997, as amended (the registration statement as so amended and the prospectus dated January ___, 1998 filed pursuant to Rule 424(b) are respectively referred to herein as the "Registration Statement" and the "Prospectus").

                  In rendering our opinion, we have examined and relied upon originals or certified copies of the Restated Certificate of Incorporation and By-Laws of the Company, resolutions of the Board of Directors and the Underwriting Committee of the Company, the Registration Statement, the Prospectus, the Underwriting Agreement, the M/A Agreement, the Stock Purchase Warrant, the Indenture and the Escrow Agreement and the Global Note. We have also examined originals or copies of such corporate records of the Company, certificates of public officials, officers of the Company and other persons and such other documents, agreements and instruments as we have deemed necessary as a basis for the opinions hereinafter expressed, including those relating to the authorization, execution and delivery by the Company of the Underwriting

Royce Investment Group, Inc.
February    , 1998
Page 2

Agreement, the Indenture, the M/A Agreement, the Stock Purchase Warrant, the Escrow Agreement and the authorization, issuance and sale of the Notes and the shares of Common Stock issuable upon conversion of the Notes by the Company. We have reviewed relevant corporate proceedings of the Company, obtained such certificates from the officers of the Company and its subsidiaries, relied, to the extent that relevant facts were not independently established by us and to the extent we deemed proper, on the representations and warranties as to factual matters made in the Underwriting Agreement and other documents referenced therein and herein and such other information and made such investigation as we have deemed necessary for the basis of this opinion.

                  In our examination of the foregoing documents, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as certified or photostatic copies and the completeness and accuracy of translations. We have additionally assumed that the execution of all documents on behalf of all entities and persons other than the Company was duly authorized, that such documents were validly executed and delivered on behalf of such entities and persons, and that all natural persons who are signatories to any documents are competent. For the purposes of this opinion, we have assumed the compliance by all entities and persons other than the Company with all applicable laws and regulations relating to their authority to enter into the Underwriting Agreement and the other documents referred to herein and therein and to effect the transactions contemplated thereby, and we have assumed that such parties have all requisite power and authority and have taken all action necessary to enter into the Underwriting Agreement and the other documents referred to herein and therein to which they are a party and to effect the transactions contemplated by such documents.

                  Based on the foregoing, we are of the opinion that:

                  (i) IAT has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and Prospectus and is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of its properties or conduct of its business requires such qualification except where the failure to so qualify or be so licensed would not have a material adverse affect on the business, properties or financial condition of the Company and the Subsidiaries taken as a whole. Except as set forth in the Prospectus, to the best of our knowledge, IAT owns, directly or indirectly, all of the shares of capital stock or limited partnership interests of the Subsidiaries free and clear of any security interests, other encumbrance or adverse claim.

                  (ii) To the best of our knowledge, (a) IAT and each of the Subsidiaries have obtained, or are in the process of obtaining, all licenses,

Royce Investment Group, Inc.
February    , 1998
Page 3

permits and other governmental authorizations necessary to the conduct of their respective business as described in the Prospectus, (b) such licenses, permits and other governmental authorizations obtained are in full force and effect, and
(c) IAT and each of the Subsidiaries are in all material respects complying therewith.

                  (iii) The authorized capitalization of IAT as of September 30, 1997 is as set forth under "Capitalization" in the Prospectus; all shares of IAT's outstanding stock have been duly authorized, validly issued and are fully paid and non-assessable; the outstanding shares of Common Stock of IAT have not been issued in violation of any statutory preemptive rights or, to the best of our knowledge, any other preemptive rights, of any shareholder and the shareholders of IAT do not have any preemptive rights or other rights to subscribe for or to purchase, nor are there any restrictions upon the voting or transfer of any of the Common Stock (except as described in the Prospectus and the Registration Statement); the Common Stock, the Stock Purchase Warrant and the Notes conform in all material respects to the descriptions thereof contained in the Prospectus; the shares of Common Stock issuable upon conversion of the Notes or upon payment of an Excess Interest Amount in accordance with the terms of the Indenture, have been duly authorized and, when issued and delivered and paid for in accordance with the terms of the Indenture, will be validly issued, fully paid and non-assessable, free and clear of any statutory preemptive rights and no personal liability will attach to the ownership thereof; the shares of Common Stock issuable upon exercise of the Stock Purchase Warrant have been duly authorized and, when issued and delivered and paid for in accordance with the terms of the Stock Purchase Warrant, will be validly issued, fully paid and non-assessable, free and clear of any statutory preemptive rights and no personal liability will attach to the ownership thereof; all prior sales by IAT of IAT's securities have been made in compliance with or under an exemption from registration under the Act and applicable state securities laws and no shareholders of IAT have any rescission rights with respect to the Company's securities; a sufficient number of shares of Common Stock have been authorized and reserved for issuance upon conversion of the Notes and exercise of the Stock Purchase Warrant; and to the best of our knowledge, neither the filing of the Registration Statement nor the offering or sale of the Notes as contemplated by the Underwriting Agreement gives rise to any registration rights or other rights, other than those which have been waived or satisfied for or relating to the registration of any shares of Common Stock. The specimen form of share certificate for the Common Stock is in valid and proper legal form.

                  (iv) Each of the Underwriting Agreement, the M/A Agreement, the Stock Purchase Warrant, the Indenture and the Escrow Agreement has been duly and validly authorized, executed and delivered by IAT and, assuming due execution by each other party thereto, each constitutes a legal, valid and binding obligation of IAT enforceable against IAT in accordance with its respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general

Royce Investment Group, Inc.
February    , 1998
Page 4

application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law or public policy).

                  (v) The global certificate evidencing the Notes is in valid and proper legal form. The Notes have been duly authorized, executed, issued and delivered and, assuming the authentication by the Trustee, are legal, valid and binding obligation of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to or by general principles of equity whether asserted in an action at law or in equity; and (ii) right to indemnify and contribution thereunder may be limited by state or federal securities laws.

                  (vi) We know of no pending or threatened legal or governmental proceedings to which either IAT or any of the Subsidiaries is a party which could materially adversely affect the business, property, financial condition or operations of IAT and the Subsidiaries taken as a whole, or which question the validity of the Notes, the Underwriting Agreement, the Indenture, the M/A Agreement, the Stock Purchase Warrant, the Escrow Agreement or the shares of Common Stock issuable upon conversion of the Notes, upon exercise of the Stock Purchase Warrant or upon payment of any Excess Interest Amount, or of any action taken or to be taken by either IAT or any of the Subsidiaries pursuant to the Underwriting Agreement, the Indenture, the M/A Agreement, the Stock Purchase Warrant or the Escrow Agreement; and no such proceedings are known to us to be contemplated against either IAT or any of the Subsidiaries; and to the best of our knowledge, there are no governmental proceedings or regulations required to be described or referred to in the Registration Statement which are not so described or referred to.

                  (vii) To the best of our knowledge, neither IAT nor any of the Subsidiaries has received notice of any claim or challenge regarding its ownership of or its other rights to or under any patents, trademarks, service marks, trade names, licenses, inventions or any other rights described in the Prospectus. To the best of our knowledge (i) no claim has been made against IAT or any of the Subsidiaries alleging infringement by IAT or any of the Subsidiaries of any patent, trademark, service mark, trade name, trade secret, license in or other intellectual property or franchise right of any person, (ii) no legal or governmental proceedings are pending relating to the foregoing, other than review of pending patent applications, and (iii) no such proceedings are currently threatened by governmental authorities or others.

                  (viii) To the best of our knowledge, except as described in the Prospectus, neither IAT nor any of the Subsidiaries is in violation, breach or default of or under, any indenture, mortgage, deed of trust, loan agreement

Royce Investment Group, Inc.
February    , 1998
Page 5

or other agreement or instrument to which IAT or any of the Subsidiaries is a party or by which IAT or any of the Subsidiaries may be bound or to which any of the property or assets of IAT or any of the Subsidiaries is subject, which violation, breach or default would have a material adverse effect on IAT and the Subsidiaries taken as a whole; nor will the execution and delivery of the Underwriting Agreement, the Indenture, the M/A Agreement, the Stock Purchase Warrant, the Note or the Escrow Agreement and the consummation of the transaction and the incurrence of the obligations therein contemplated with or without the giving of notice or the lapse of time, or both, result in a breach or violation of, or constitute a default under the Restated Certificate of Incorporation or the By-Laws of IAT, in the performance or observance of any material obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company or any of the Subsidiaries is a party and by which it or any of their respective properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

                  (ix) The Registration Statement (including the Statement of Eligibility of Trustee on Form T-1) has become effective under the Act, and to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or the qualification of the Trustee (as defined in the Indenture) is in effect, and no proceedings for that purpose have been instituted or are pending before, or threatened by, the Commission; the Registration Statement and the Prospectus (except for the financial statements, notes thereto and other financial, numerical, statistical and accounting data contained therein, or omitted therefrom, as to which we need express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the Rules and Regulations.

                  (x) The Indenture has been qualified under the Trust Indenture Act.

                  (xi) All descriptions in the Registration Statement and the Prospectus, and any amendment or supplement thereto, of contracts and other documents are accurate in all material respects and fairly present the information required to be shown, and we do not know of any contracts or documents of a character required to be summarized or described therein or to be filed as exhibits thereto which are not so summarized, described or filed.

                  (xii) No consent, approval, authorization or other order of any governmental or regulatory authority is required in connection with the authorization, execution, delivery and performance of the Underwriting Agreement, the M/A Agreement, the Stock Purchase Warrant, the Escrow Agreement and the Indenture, or with the authorization, issue and sale of the Notes and the Stock Purchase Warrant or the shares of Common Stock underlying the Notes

Royce Investment Group, Inc.
February    , 1998
Page 6

and the Stock Purchase Warrant, except such as may be required for the registration of the Notes and the Common Stock under the Act, by the National Association of Securities Dealers, Inc., the Nasdaq Stock Market, Inc. or state securities laws.

                  (xiii) The statements in the Registration Statement have been reviewed by us and insofar as they refer to descriptions of agreements, statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects.

                  (xiv) The Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                  (xv) Upon the Company's purchase of the Pledged Securities and pledge of the Pledged Securities to the Trustee for the benefit of the Holders of the Senior Notes in accordance with the terms of the Escrow Agreement, a valid security interest will have been created in favor of the Trustee for the benefit of the Holders, as security for the obligations of the Company under the Senior Notes and the Indenture to the extent of such security.

                  In addition, we have participated in conferences with officers and other representatives of the Company and the Subsidiaries, representatives of the independent public accountants for the Company, the representatives of the Underwriter and counsel to the Underwriter at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as otherwise expressly set forth in this opinion), on the basis of the foregoing no facts have come to our attention that caused us to believe that the Registration Statement (other than the financial statements and the notes thereto and other financial, numerical, statistical and accounting date included therein, or omitted therefrom, as to which we express no opinion), as amended or supplemented, at the time such Registration Statement became effective and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (other than the financial statements and notes thereto and other financial, numerical, statistical and accounting data included therein, or omitted therefrom as to which we express no opinion), as amended or supplemented, as of its date and the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  We are members only of the bar of the State of New York and therefore do not hold ourselves out as experts in, and express no opinion as to,

Royce Investment Group, Inc.
February    , 1998
Page 7

any laws other than the laws of the State of New York, the Federal law of the United States and, to the extent necessary for this opinion, the General Corporation Law of the State of Delaware. Insofar as the opinions expressed below relate to certain matters that are governed by the laws of Germany or the laws of Switzerland, we have, with your permission but without having made any independent investigation, relied on the opinions of Baker & McKenzie, Munich and Baker & McKenzie, Zurich, respectively, which opinions have been delivered to you, and this opinion is subject to the assumptions, qualifications and limitations set forth therein. Nothing has come to our attention to cause us to believe that reliance on such opinions is not reasonable.

                  Whenever our opinion herein with respect to the existence or absence of facts is indicated to be based on "the best of our knowledge," it is intended to signify that attorneys in our office who have devoted substantive attention to this matter have not acquired actual knowledge of the existence or absence of such facts.

                  The opinions expressed above are expressed as of the date hereof only, and we assume no obligation to update or supplement our opinions to reflect any fact or circumstance that may hereinafter come to our attention or any changes in law that may occur or become effective after the date of this opinion.

                  The opinions set forth herein are solely for your benefit and may not be relied upon in any manner or for any purpose by any other person except by Baker & McKenzie, Munich, and Baker & McKenzie, Zurich in connection with their opinions to the Underwriter in connection with this offering, and may not be quoted in whole or in part, without our prior written consent.

                                Very truly yours,

                                    DRAFT

                                                              February __, 1998



Royce Investment Group, Inc.
199 Crossways Park Drive
Woodbury, New York 11797

         Re:      IAT Multimedia, Inc.

Ladies and Gentlemen:

         We have acted as counsel for IAT Deutschland GmbH Interaktive Medien System, a corporation organized under the laws of Germany (the "Company") and a
74.9 % subsidiary of IAT AG, a corporation organized under the laws of Switzerland ("IAT AG"), in connection with the preparation by IAT Multimedia Inc., a corporation organized under the laws of Delaware ("Multimedia"), of a Registration Statement on Form S-1 (Registration Number 333-141835) under the Securities Act of 1933, as amended (the "Securities Act") relating to the public offering of an aggregate of US$ 11,500,000 principal amount of Multimedia's 10% Convertible Subordinated Notes due 2003 (the "Notes"), filed with the Securities and Exchange Commission (the "Commission") on December 10, 1997, as amended (such registration statement as so amended and the prospectus dated January __, 1998, filed pursuant to Rule 424 (b) are respectively referred to herein as the "Registration Statement" and the "Prospectus"). This is the opinion contemplated by Section 4(b) of the Underwriting Agreement dated January __, 1998 (the "Underwriting Agreement") between Multimedia and Royce Investment Group, Inc.(the "Underwriter"). All capitalized terms used in this opinion without definition have the respective meanings given to them in the Underwriting Agreement.

         In connection with this opinion, we have examined copies identified to our satisfaction of (i) the Underwriting Agreement, (ii) the Stock Purchase Warrant, (iii) the Indenture, (iv) the M/A Agreement, (v) the Escrow Agreement,
(vi) the Notes, (vii) the Registration Statement, (viii) the Prospectus, (ix) a copy of the excerpt of the commercial register of the Company dated January 15, 1998, (x) a copy of the recent excerpt of the commercial register of FSE Computer-Handel Verwaltungsgesellschaft mbH, a corporation organized under the laws of Germany ("FSE GmbH") and a 100 % subsidiary of Multimedia, dated January 16, 1998, and (xi) a copy of the recent excerpt of the commercial register of

FSE Computer-Handel GmbH & Co. KG, a limited partnership organized under the laws of Germany ("FSE KG") (FSE KG together with FSE GmbH, "FSE", and FSE KG together with FSE GmbH and the Company, the "Companies") and a 80 % subsidiary of Multimedia, dated January 28, 1998. In addition, we first have reviewed relevant corporate proceedings and records of the Company, obtained such certificates from public officials and from the officers of the Company, made such investigations as we have thought relevant and necessary as a basis for our opinions hereinafter expressed and secondly have checked with the commercial registers of the Company, FSE GmbH and FSE KG on [no more than one day prior to the date of this opinion] that there have been no recordings in such commercial registers since January 15, January 16 and January 28, 1998, respectively.

         As to various questions of fact material to this opinion, we have relied, to the extent that relevant facts were not independently established by us, and to the extent we deemed proper, upon the representations and certificates of the Companies, Multimedia and the IAT AG.

4.       Assumptions

         For the purposes of this opinion, we have assumed:

4.1      the genuineness of all signatures;

4.2 the completeness of and conformity to originals of all documents purporting to be copies of originals, the authenticity of all documents submitted to us as originals and the completeness and accuracy of translations;

4.3 that the execution of all documents on behalf of all entities and persons other than the Company was duly authorized, that such documents were validly executed and delivered on behalf of such entities and persons, and that all natural persons who are signatories to any documents are competent;

4.4 the compliance by all entities and persons other than the Company with all laws and regulations relating to their authority to enter into the Underwriting Agreement and the other documents referred to herein and therein and to effect the transactions contemplated thereby, and that such parties have all requisite power and authority and have taken all action necessary to enter into the Underwriting Agreement and the other documents referred to herein and therein to which they are a party and to effect the transactions contemplated by such documents;

4.5 that since [no more than one business day prior to date of this opinion], there have been no amendments to the Articles of Association of the Company in the form examined by us; and

4.6 that there are no provisions of the laws of any jurisdiction outside Germany which would have any implication on the opinions we express.

5.       Opinion

         We have made such examination of the laws of Germany as currently applied by the courts of Germany as in our judgment is necessary or appropriate for the purposes of this opinion. We do not purport to be qualified to pass upon and express no opinion herein as to the laws of any other jurisdiction other than those of Germany.

         This opinion shall be governed by and construed in accordance with German law.

         On the above assumptions and subject to the reservations below, we are of the opinion that:

5.1 The Company and FSE GmbH are corporations and FSE KG is a limited partnership duly incorporated, registered and existing under the laws of Germany and the Companies have all requisite corporate power and authority to own its respective properties and conduct its respective business as described in the Registration Statement and Prospectus. To the best of our knowledge and according to publicly available information in Germany obtained on January 15 and 16, 1998 [no more than one day prior to the date of this opinion], no legal proceedings have been started or threatened for the winding-up, dissolution or reorganization or for the appointment of a receiver, administrator or similar officer of the Companies. To the best of our knowledge all shares of the capital stock of FSE GmbH are and 80 % of the capital stock of FSE KG is owned by Multimedia and 74.9 % of the shares of the capital stock of the Company are owned by IAT AG, in each case, free and clear of any security interests, other encumbrances or adverse claims.

5.2 To the best of our knowledge, (a) the Companies have obtained, or are in the process of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of their respective business as described in the Prospectus in Germany, (b) such licenses, permits and other governmental authorizations obtained are in full force and effect, and (c) the Companies are in all material respects complying therewith.

5.3 To the best of our knowledge, no legal or governmental proceedings are pending or threatened to which any of the Companies is a party which could materially adversely affect the business, property, financial condition or operations of the Companies taken as a whole, or which question the validity of the Notes, the shares of the Common Stock issuable upon conversion of the Notes, the shares of Common Stock issuable as payment of any Excess Interest Payment (as defined in the Indenture), the Underwriting Agreement, the M/A Agreement, the Indenture, the Escrow Agreement, the Stock Purchase Warrant or the shares of Common Stock issuable upon exercise of the Stock Purchase Warrant, or of any action taken or to be taken by either Multimedia or any of the Subsidiaries pursuant to the Underwriting Agreement, the Indenture, the Escrow Agreement, the Notes, the M/A Agreement or the Stock Purchase Warrant; and no such proceedings are known to us as contemplated against any of the Companies; and there are no governmental proceedings or regulations which are required to be described or referred to in the Registration Statements which are not so described or referred to.

5.4 To the best of our knowledge, neither of the Companies has received notice of any claim or challenge regarding its ownership of or its other rights to or under any patents, trademarks, service marks, trade names, licenses, inventions or any other rights described in the Prospectus. To the best of our knowledge, (a) no claim has been made against any of the Companies alleging its infringement of any patent, trademark, service mark, trade name, trade secret, license in or other intellectual property or franchise right of any person, (b) no legal or governmental proceedings are pending relating to the foregoing, other than review of pending patent applications, and (c) no such proceedings are currently threatened by governmental authorities or others.

5.5 To the best of our knowledge, except as described in the Prospectus, neither of the Companies is in violation, breach or default of or under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Company may be bound or to which any of the property or assets of such Company are subject, which violation, breach or default would have a material adverse effect on such Company taken as a whole; nor will the execution and delivery of the Underwriting Agreement, the Indenture, the M/A Agreement, the Escrow Agreement, the Notes or the Stock Purchase Warrant and the incurrence of the obligations therein contemplated with or without the giving of notice or the lapse of time, or both, result in a breach or violation of, or constitute a default under the Articles of Association of the Companies, in the performance or observance of any material obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Companies are a party and by which it or any of their properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court.

5.6 All descriptions in the Registration Statement and the Prospectus and any amendments or supplements thereto, of contracts and other documents governed by German law are accurate in all material respects and fairly present the information which is required to be shown, and we do not know of any such contracts or documents of a character which are required to be summarized or described therein or to be filed as exhibits thereto which are not summarized, described or filed.

5.7 No consent, approval, authorization or other order of any governmental authority is required under German law in connection with the authorization, execution and delivery of the Underwriting Agreement, the Indenture, the M/A Agreement, the Escrow Agreement or the Stock Purchase Warrant, or with the authorization, issue and sale of the Notes and the shares of Common Stock issuable upon conversion of the Notes, the exercise of the Stock Purchase Warrant or as payment of any Excess Interest Amount (as defined in the Indenture).

5.8 The statements in the Registration Statements have been reviewed by us and insofar as they refer to descriptions of agreements governed by German law, statements of the laws of Germany, description of such statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects.

         Although we do not pass upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as otherwise expressly set forth in this opinion), on the basis of the foregoing no facts have come to our attention that caused us to believe that the Registration Statement (other than the financial statements and the notes thereto and other financial, numerical, statistical and accounting data included therein, or omitted therefrom, and matters of law other than German law, as to which we express no opinion), as amended or supplemented, at the time such Registration Statement became effective and as of the date hereof, contained an untrue statement of a material fact which is required to be stated therein or necessary to make the statement therein not misleading, or that the Prospectus (other than the financial statements and notes thereto and other financial, numerical, statistical and accounting data included therein or omitted therefrom, and matters of law other than German law, as to which we do not express an opinion), as amended or supplemented, as of its date and the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

6.       Qualifications

         This opinion is subject to the following qualifications:

6.1 With regard to factual matters, we have relied, to the extent that relevant facts were not independently established by us, and to the extent we deemed proper, on the statements, warranties and representations made in the documents referred to in Section 2, and we do not express any opinion thereon.

6.2 Insofar as the opinions expressed above relate to certain matters that are governed by the laws of the United States (including, without limitations, the requirements of the Federal Securities Laws) or the laws of Switzerland, we have, with your permission but without having made any independent investigation, relied on the opinions of Baker & McKenzie, New York, and Baker & McKenzie, Zurich, respectively, which opinions have been delivered to you, and this opinion is subject to the assumptions, qualifications and limitations set forth therein. Nothing has come to our attention to cause us to believe that reliance on such opinions is not reasonable.

6.3 Whenever our opinion herein with respect to the existence or absence of facts is indicated to be based on "our knowledge" and "the best of our knowledge", it is intended to signify that attorneys in our office who have devoted substantive attention to this matter have not acquired actual knowledge of the existence or absence of such facts; with respect to FSE we have devoted substantive attention to such matters in the context of our pre-acquisition diligence review of FSE conducted for IAT Multimedia Inc.

6.4 The opinions expressed above are expressed as of the date hereof only, and we assume no obligation to update or supplement our opinions to reflect any fact or circumstance that may hereinafter come to our attention or any changes in law that may occur or become effective after the date of this opinion.

7.       Benefit

         We are furnishing this opinion to you solely for the benefit of the Underwriter and may not be relied upon in any manner or for any purpose by any other person except Baker & McKenzie, New York, and Baker & McKenzie, Zurich, in connection with their opinion to the Underwriter in connection with this offering. This opinion may not be referred to, relied on, used, circulated, quoted or otherwise referred to for any other purpose, or disclosed in whole or in part to any person without our prior written consent.


                                                     Very truly yours,

                                                     DRAFT

                                                     Walter R. Henle

Royce Investment Group, Inc.
199 Crossways Park Drive
Woodbury, New York 11797
                                                          February_____, 1998




Re: IAT Multimedia, Inc.


Ladies and Gentlemen:

1. We have acted as counsel for IAT AG, a corporation organized under the laws of Switzerland (the "Company") and a subsidiary of IAT Multimedia Inc., a corporation organized under the laws of Delaware ("Multimedia") in connection with the preparation by Multimedia of a Registration Statement on Form S-1 (Registration Number 333-41835) under the Securities Act of 1933, as amended (the "Securities Act") relating to the public offering of an aggregate of US$ 11,500,000 principal amount of Multimedia's 10% Convertible Subordinated Notes due 2003 (the "Notes"), filed with the Securities and Exchange Commission (the "Commission") on December 10, 1997, as amended (such registration statement as so amended and the prospectus dated January __, 1998, filed pursuant to Rule 424 (b) are respectively referred to herein as the "Registration Statement" and the "Prospectus"). This is the opinion contemplated by Section 4(b) of the Underwriting Agreement dated January __, 1998 (the "Underwriting Agreement") between Multimedia and Royce Investment Group, Inc. All capitalized terms used in this opinion without definition have the respective meanings given to them in the Underwriting Agreement.

2. In connection with this opinion, we have examined copies identified to our satisfaction of (i) the Underwriting Agreement, (ii) the Stock Purchase Warrant, (iii) the Registration Statement, (iv) the Prospectus
         (v) the Indenture, (vi) the M/A Agreement, (vii) the Escrow Agreement,
         (vii) the Note, (viii) a copy of the current Certificate of Registration and of the Articles of Association of the Company, both dated [no more than three working days prior to date of this opinion]. In addition, we have reviewed relevant corporate proceedings and records of the Company, obtained such certificates from public officials and from the officers of the Company, of Multimedia and of IAT Germany, made such investigations and examined such documents, records, agreements, instruments and papers as we have thought relevant and necessary as a basis for our opinions hereinafter expressed.

3. As to various questions of fact material to this opinion, we have relied, to the extent that relevant facts were not independently established by us, and to the extent we deemed proper, upon the representations and certificates of the Company, of Multimedia and of IAT Germany.

4.       Assumptions

         For the purposes of this opinion, we have assumed:

4.1      the genuineness of all signatures;

4.2 the completeness of and conformity to originals of all documents purporting to be copies of originals, the authenticity of all documents submitted to us as originals and the completeness and accuracy of translations;

4.3 that the execution of all documents on behalf of all entities and persons other than the Company was duly authorized, that such documents were validly executed and delivered on behalf of such entities and persons, and that all natural persons who are signatories to any documents are competent;

4.4 the compliance by all entities and persons other than the Company with all laws and regulations relating to their authority to enter into the Underwriting Agreement and the other documents referred to herein and therein and to effect the transactions contemplated thereby, and that such parties have all requisite power and authority and have taken all action necessary to enter into the Underwriting Agreement and the other documents referred to herein and therein to which they are a party and to effect the transactions contemplated by such documents;

4.5 that since [no more than two working days prior to date of this opinion], there have been no amendments to the Certificate of Registration and Articles of Association of the Company in the form examined by us; and

4.6 that there are no provisions of the laws of any jurisdiction outside Switzerland which would have any implication on the opinions we express.

5.       Opinion

         We have made such examination of the laws of Switzerland as currently applied by the courts of Switzerland as in our judgment is necessary or appropriate for the purposes of this opinion. We do not purport to be qualified to pass upon and express no opinion herein as to the laws of any other jurisdiction other than those of Switzerland.

         This opinion shall be governed by and construed in accordance with Swiss law.

         On the above assumptions and subject to the reservations below, we are of the opinion that:

5.1 The Company is a corporation duly incorporated, registered and existing under the laws of Switzerland and has all requisite corporate power and authority to own its properties and conduct its business as described in the Registration Statement and Prospectus. To the best of our knowledge and according to publicly available information in Switzerland obtained on [no more than two working days prior to date of this opinion], no legal proceedings have been started or threatened for the winding-up, dissolution or reorganization or for the appointment of a receiver, administrator or similar officer of the Company. To the best of our knowledge all of the shares of capital stock of the Company are owned by Multimedia free and clear of any security interests, other encumbrances or adverse claims, and all of the shares of capital stock of IAT Germany owned by the Company as set forth in the Prospectus are owned free and clear of any security interest, other encumbrances or adverse claims.

5.2 To the best of our knowledge, (a) Multimedia and each of the Subsidiaries have obtained, or are in the process of obtaining, all licenses, permits and other governmental authorizations necessary to the conduct of their respective business as described in the Prospectus in Switzerland, (b) such licenses, permits and other governmental authorizations obtained are in full force and effect, and (c) Multimedia and each of the Subsidiaries are in all material respects complying therewith.

5.3 We know of no pending or threatened legal or governmental proceedings in Switzerland to which either Multimedia or any of the Subsidiaries is a party which could materially adversely affect the business, property, financial condition or operations of Multimedia and the Subsidiaries taken as a whole; or which question the validity of the Notes, the shares of Common Stock issuable upon conversion of the Notes, the shares of Common Stock issuable as payment of any Exess Interest Payment (as defined in the Indenture), the Underwriting Agreement, the M/A Agreement, the Stock Purchase Warrant, or the shares of Common

         Stock issuable upon exercise of the Stock Purchase Warrant, or of any action taken or to be taken by either Multimedia or any of the Subsidiaries pursuant to the Underwriting Agreement, the Indenture, the Notes, the M/A Agreement, the Escrow Agreement or the Stock Purchase Warrant; and no such proceedings are known to us as contemplated against either Multimedia or any of the Subsidiaries; and there are no governmental proceedings or regulations in Switzerland which are required to be described or referred to in the Registration Statement which are not so described or referred to.

5.4 To the best of our knowledge, the Company has received no notice of any claim or challenge regarding its ownership of or its other rights to or under any patents, trademarks, service marks, trade names, licenses, inventions or any other rights described in the Prospectus. To the best of our knowledge, (a) no claim has been made against the Company alleging infringement by Multimedia or any of the Subsidiaries of any patent, trademark, service mark, trade name, trade secret, license in or other intellectual property or franchise right of any person, (b) no legal or governmental proceedings are pending relating to the foregoing, other than review of pending patent applications, and (c) no such proceedings are currently threatened by governmental authorities or others.

5.5 To the best of our knowledge, except as described in the Prospectus, the Company is not in violation, breach or default of or under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, Multimedia or IAT Germany may be bound or to which any of the property or assets of the Company, Multimedia or IAT Germany is subject, which violation, breach or default would have a material adverse effect on Multimedia and the Subsidiaries taken as a whole; nor will the execution and delivery of the Underwriting Agreement, the Indenture, the M/A Agreement, the Escrow Agreement, the Notes or the Stock Purchase Warrant and the incurrence of the obligations therein contemplated with or without the giving of notice or the lapse of time, or both, result in a breach or violation of, or constitute a default under the Articles of Association of the Company, in the performance or observance of any material obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which Multimedia or any of the Subsidiaries is a party and by which it or any of their properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of

5.6 All descriptions in the Registration Statement and the Prospectus and any amendments or supplements thereto, of contracts and other documents governed by Swiss law are accurate in all material respects and fairly present the information which is required to be shown, and we do not know of any such contracts or documents of a character which are required to be summarized or described therein or to be filed as exhibits thereto which are not summarized, described or filed.

5.7 No consent, approval, authorization or other order of any governmental authority is required under Swiss law in connection with the authorization, execution and delivery of the Underwriting Agreement, the Indenture, the M/A Agreement, the Escrow Agreement or the Stock Purchase Warrant, or with the authorization, issue and sale of the Notes and the shares of Common Stock issuable upon conversion of the Notes, the exercise of the Stock Purchase Warrant or as payment of any Excess Interest Amount .

5.8 The statements in the Registration Statements have been reviewed by us and insofar as they refer to descriptions of agreements governed by Swiss law, statements of the laws of Switzerland, description of such statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects.

         Although we do not pass upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except as otherwise expressly set forth in this opinion), on the basis of the foregoing no facts have come to our attention that caused us to believe that the Registration Statement (other than the financial statements and the notes thereto and other financial, numerical, statistical and accounting data included therein, or omitted therefrom, and matters of law other than Swiss law, as to which we express no opinion), as amended or supplemented, at the time such Registration Statement became effective and as of the date hereof, contained an untrue statement of a material fact which is required to be stated therein or necessary to make the statement therein not misleading, or that the Prospectus (other than the financial statements and notes thereto and other financial, numerical, statistical and accounting data included therein or omitted therefrom, and matters of law other than Swiss law, as to which we do not express an opinion), as amended or supplemented, as of its date and the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

6.       Qualifications

         This opinion is subject to the following qualifications:

6.1 With regard to factual matters, we have relied, to the extent that relevant facts were not independently established by us, and to the extent we deemed proper, on the statements, warranties and representations made in the documents referred to in Section 2, and we do not express any opinion thereon.

6.2 Insofar as the opinions expressed above relate to certain matters that are governed by the laws of the United States (including, without limitations, the requirements of the Federal Securities Laws) or the laws of Germany, we have, with your permission but without having made any independent investigation, relied on the opinions of Baker & McKenzie, New York and Baker & McKenzie, Munich, respectively, which opinions have been delivered to you, and this opinion is subject to the assumptions, qualifications and limitations set forth therein. Nothing has come to our attention to cause us to believe that reliance on such opinions is not reasonable.

6.3 Whenever our opinion herein with respect to the existence or absence of facts is indicated to be based on "our knowledge" and "the best of our knowledge", it is intended to signify that attorneys in our office who have devoted substantive attention to this matter have not acquired actual knowledge of the existence or absence of such facts.

6.4 The opinions expressed above are expressed as of the date hereof only, and we assume no obligation to update or supplement our opinions to reflect any fact or circumstance that may hereinafter come to our attention or any changes in law that may occur or become effective after the date of this opinion.

7.       Benefit

         We are furnishing this opinion to you solely for the benefit of the Underwriter and it may not be relied upon in any manner or for any purpose by any other person except Baker & McKenzie New York and Baker & McKenzie Munich in connection with their opinion to the Underwriter in connection with this offering. This opinion may not be referred to, relied on, used, circulated, quoted or otherwise referred to for any other purpose, or disclosed in whole or in part to any person without our prior written consent.

                                                           Very truly yours,

                                                            DRAFT

                                                           Martin Frey